Exhibit 99.2

SECOND AMENDMENT

DATED AS OF MAY 28, 2010

TO THE

ISDA MASTER AGREEMENT

DATED AS OF SEPTEMBER 22, 2009

AMONG

SEMPRA ENERGY TRADING LLC,

MXENERGY ELECTRIC INC.

AND

THE SPECIFIED ENTITIES PARTY THERETO

SECOND AMENDMENT dated as of May 28, 2010 (this “Second Amendment”) to the ISDA MASTER AGREEMENT, dated as of September 22, 2009 (as amended by that certain First Amendment thereto, dated as of September 28, 2009, and as further amended, supplemented or otherwise modified as of the date hereof, the “Electric ISDA Master Agreement”), among SEMPRA ENERGY TRADING LLC (“Party A”), MXENERGY ELECTRIC INC. (“Party B”) and the Specified Entities party thereto.

W I T N E S S E T H :

WHEREAS, Party A and Party B, among others, are parties to the Electric ISDA Master Agreement and to the Schedule dated as of September 22, 2009 to the Electric ISDA Master Agreement (as amended, the “Electric ISDA Master Schedule”); and

WHEREAS, Party A and Party B wish to amend the Electric ISDA Master Schedule on the terms and conditions provided for herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION 1.1                       Definitions and Interpretation.

(a)                                  All capitalized terms used herein which are not otherwise specifically defined herein shall have the respective meaning as ascribed thereto in the Electric ISDA Master Agreement.

(b)                                 Unless otherwise expressly indicated, all references contained herein to Sections or other subdivisions, Schedules, Annexes or Exhibits refer to the corresponding Sections and other subdivisions, Schedules, Annexes or Exhibits of the Electric ISDA Master Agreement.

(c)                                  The sections and the headings in the sections in this Second Amendment are for convenience only.  Said sections and headings shall not be deemed to be part of this Second Amendment and in no way define, limit, extend or describe the scope or intent of its provisions.

ARTICLE II
AMENDMENTS

SECTION 2.1                       Amendment to Part 3(2).  Part 3(2) of the Electric ISDA Master Schedule is hereby amended by inserting the following at the end thereof:

“Party B	Citi Control Agreements	On the Second Amendment Effective Date	Yes”

SECTION 2.2                       Amendments to Part 4(a).

(a)                                  Part 4(a) of the Electric ISDA Master Schedule is hereby amended by deleting the reference to “600 Washington Blvd, Mail Code CS0930, Stamford, Connecticut 06901” contained in the third line thereof and inserting in lieu thereof “58 Commerce Road, Stamford, Connecticut 06902.”

(b)                                 Part 4(a) of the Electric ISDA Master Schedule is hereby amended by deleting the reference to “600 Washington Blvd, Stamford, Connecticut 06901” contained in the eighteenth and nineteenth lines thereof and inserting in lieu thereof “58 Commerce Road, Stamford, Connecticut 06902.”

SECTION 2.3                       Amendments to Part 11(b)(i).  Part 11(b)(i) of the Electric ISDA Master Schedule is hereby amended to read in its entirety as follows:

“(i)                               Party B represents and warrants that the following bank accounts are the sole bank accounts utilized by Party B to receive funds from EDCs and other payers (each a “Lockbox Account”):

“(A)                        Account Number: 2000008695525 in the name of: Party B; Institution: Wachovia

(B)                                Account Number: 20000030372683 in the name of: Party B; Institution: Wachovia

(C)                                Account Number: 01892476728 in the name of: Party B; Institution: Huntington

(D)                               Account Number 1255313345 in the name of : Party B; Institution: Citi

(E)                                 Account Number 1255313353 in the name of : Party B; Institution: Citi

Each Lockbox Account shall be in the name of Party B and shall each, at all times, be under the control of Party A.  In order to give effect to the foregoing, Party A, Party B and each Institution set forth above shall (i) with respect to each Lockbox Account at Wachovia, enter into an Account Control Agreement substantially in the form of Exhibit 11(b)(i)(A) on the Closing Date and (ii) with respect to each Lockbox Account at Citi, enter into an Account Control Agreement substantially in the form of Exhibit 11(b)(i)(D) on the Second Amendment Effective Date.”

SECTION 2.4                       Amendments to Part 11(c), Part 11(d), Part 11(g) and Part 11(j).

(a)                                  Part 11(c)(i) of the Electric ISDA Master Schedule is hereby amended to read in its entirety as follows:

“(i) Party B established Account Number 2079961065281 as the Wachovia Operating Account on or before the Closing Date at Wachovia.  Party B shall identify to Party A or establish the Citi Operating Account on or before the Second Amendment Effective Date at Citi.  Each Operating Account shall be in the name of Party B and shall, at all times, be under the control of Party A.  In order to give effect to the foregoing, Party A, Party B and Wachovia shall enter into the Wachovia Control Agreement substantially in the form of Exhibit 11(b)(i)(B) on the Closing Date and Party A, Party B and Citi shall enter into the Citi Control Agreement in the form of Exhibit 11(b)(i)(E) on or prior to the Second Amendment Effective Date.”

(b)                                 Part 11(c)(ii) of the Electric ISDA Master Schedule is hereby amended to read in its entirety as follows:

“(ii) Only amounts transferred from the Party A Sub Account may be deposited in an Operating Account.”

(c)                                  Part 11(c)(iii) of the Electric ISDA Master Schedule is hereby amended by deleting the reference to “the Operating Account” contained therein and replacing such reference with a reference to “the Operating Accounts”.

(d)                                 Part 11(c)(iv) of the Electric ISDA Master Schedule is hereby amended to read in its entirety as follows:

“Not later than the fifth Business Day of each month, a Responsible Officer shall deliver a certificate to Party A (which certificate shall be acceptable to Party A in its sole discretion) stating the balance of each of the Operating Accounts as of the first Business Day and as of the last Business Day of the immediately preceding month and confirming that all payments from the Operating Accounts during such month were in accordance with the then current Budget.”

(e)                                  Part 11(d)(F) is hereby amended by deleting the reference to “the Operating Account” contained therein and replacing such reference with a reference to “either of the Operating Accounts”.

(f)                                    Part 11(g)(i) and Part 11(j) are each hereby amended by deleting the reference to “the Operating Account” contained therein and replacing such reference with a reference to “the Operating Accounts”.

SECTION 2.5                       Amendments to Part 11(g)(iv).  Clause (A) of Part 11(g)(iv) of the Electric ISDA Master Schedule is hereby amended by deleting the text thereof and inserting in lieu thereof the following:

“(A) deliver to Bill Matrix, on or before the Second Amendment Effective Date, a new payment direction letter acceptable to Party A instructing Bill Matrix to continue making all payments directly to a Lockbox Account, including a Lockbox Account established at Citi”

SECTION 2.6                       Amendments to Part 14(a).

(a)                                  Part 14(a) of the Electric ISDA Master Schedule is hereby amended by deleting the defined term “Account Control Agreement” contained therein and inserting in lieu thereof the following:

““Account Control Agreement” means, as applicable, a Citi Control Agreement, a Wachovia Control Agreement or the Huntington Control Agreement.”

(b)                                 Part 14(a) of the Electric ISDA Master Schedule is hereby amended by deleting the defined term “Operating Account” contained therein and inserting in lieu thereof the following:

““Operating Accounts” means the Wachovia Operating Account and the Citi.Operating Account.”

(c)                                  Part 14(a) of the Electric ISDA Master Schedule is hereby amended by inserting the following new defined terms in proper alphabetical sequence:

““Citi” means Citibank, N.A.”

““Citi Control Agreements” means the Account Control Agreements among Party A, Party B, the other parties thereto and Citi, in the forms of Exhibit 11(b)(i)(D) and Exhibit 11(b)(i)(E).”

““Citi Operating Account” means account number 1255313273 at Citi.”

““Second Amendment” means that certain Second Amendment to this Agreement, dated as of the Second Amendment Effective Date.”

““Second Amendment Effective Date” means May 28, 2010.”

““Wachovia Operating Account” means account number 2079961065281 at Wachovia.”

SECTION 2.7                       Amendment to Part 11(g)(ii).  Part 11(g)(ii) of the Electric ISDA Master Schedule is hereby amended to read in its entirety as follows:

“MX Holdings maintains a brokerage account at Morgan Stanley, New York (Account Number 798-011175-032).  The only assets in such account are Notes purchased and held by MX Holdings for its own account.  MX Holdings shall not hold any other assets in such accounts.  Within 30 days of the Third Amendment Effective Date (or such longer period as agreed to by Party A), Party B, Party A and Morgan Stanley shall have entered into a control agreement, in form and substance satisfactory to Party A, permitting Party A to direct the disposition of such account upon notice to Morgan Stanley.”

SECTION 2.8                       Amendments to Exhibits.  The documents attached hereto as Exhibit 11(b)(i)(D), Exhibit 11(b)(i)(E) and Exhibit 7(j) hereto are hereby inserted as new Exhibit 11(b)(i)(D), 11(b)(i)(E) and Exhibit 7(j) respectively, to the Electric ISDA Master Schedule (and the new Exhibit 7(j) hereto replaces the current Exhibit 7(j)).

ARTICLE III
MISCELLANEOUS

SECTION 3.1                       Electric ISDA Master Agreement.  Except as amended by this Second Amendment, the Electric ISDA Master Agreement shall remain in full force and effect in accordance with its terms.  This Second Amendment shall be deemed to be part of the Electric ISDA Master Agreement.

SECTION 3.2                       References to Electric ISDA Master Schedule.  Whenever in any certificate, letter, notice or other instrument reference is made to the Electric ISDA Master Schedule, such reference without more shall include reference to this Second Amendment.

SECTION 3.3                       Legal, Valid and Binding Obligation.  Each party hereto hereby represents and warrants that this Second Amendment is a legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms.

SECTION 3.4                       Confirmation and Reaffirmation of ISDA Documents.  Party B and each Specified Entity of Party B does hereby (a) consent and acknowledge and agree to the transactions described in this Second Amendment and (b) after giving effect to this Second Amendment, (i) ratify and confirm each ISDA Document to which it is a party and (ii) confirm and agree that each such ISDA Document is, and shall continue to be, in full force and effect; provided that each reference to the Electric ISDA Master Schedule therein and in each of the other ISDA Documents shall be deemed to be a reference to the Electric ISDA Master Schedule after giving effect to this Second Amendment.

SECTION 3.5                       Condition to Effectiveness.  This Second Amendment shall become effective as of the date set forth above upon receipt by each of the parties hereto of counterparts of this Second Amendment executed by each other party hereto.

SECTION 3.6                       No Other Amendments/Waivers.  Except as expressly amended herein, the Electric ISDA Master Schedule and the other ISDA Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.  In addition, except as expressly set forth herein, this Second Amendment shall not be deemed a waiver of any term or condition of any ISDA Document and shall not be deemed to prejudice any right or rights which Party B may now have or may have in the future under or in connection with any ISDA Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

SECTION 3.7                       Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Any executed counterpart delivered by facsimile or electronic transmission shall be effective as an original for all purposes hereof.

SECTION 3.8                       GOVERNING LAW.  THIS SECOND AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE, OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.  THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT IN ANY WAY APPLY TO, OR GOVERN, THIS SECOND AMENDMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

SEMPRA ENERGY TRADING LLC

By:	/s/ Wendy Lewis
Name: Wendy Lewis
Title: EVP

MXENERGY ELECTRIC INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

Acknowledged and Agreed:

MXENERGY HOLDINGS INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY (CANADA) LTD.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

[Signature Page to Second Amendment]

ONLINECHOICE, INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY GAS CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY GAS CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY ELECTRIC CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

[Signature Page to Second Amendment]

MXENERGY CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

INFOMETER.COM INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY SERVICES INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

[Signature Page to Second Amendment]

Exhibit 11(b)(i)(D)

Form of Citi Control Agreement (Lockbox Account)

Exhibit 11(b)(i)(E)

Form of Citi Control Agreement (Operating Account)

Exhibit 7(j)

to

Schedule to the

ISDA Master Agreement

Dated as of

September 22, 2009

between SEMPRA ENERGY TRADING LLC, a Delaware
limited liability company (“Party A”), and MxEnergy Inc.,
a Delaware corporation  (“Party B”).

Designated Jurisdictions

New York

POWER:

Central Hudson Gas & Electric Corporation

Consolidated Edison Company of New York, Inc.

New York State Electric & Gas Corporation

National Grid (NIMO)

Orange & Rockland

Rochester Gas and Electric Corporation

GAS:

Central Hudson Gas & Electric Corporation

Consolidated Edison Company of New York, Inc.

Keyspan Long Island

Keyspan New York

National Fuel Gas Company

New York State Electric & Gas Corporation National Grid (NIMO) Orange & Rockland Rochester Gas and Electric Corporation

Florida	GAS: Florida City Gas People Gas (FL)

Georgia	GAS: Atlanta Gas Light

Indiana	GAS: Northern Indiana Public Service Company (NIPSCO)

Kentucky	GAS: Columbia Gas of Kentucky

New Jersey	GAS: Elizabethtown Gas New Jersey Natural Gas Public Service Electric and Gas Company (PSE&G) South Jersey Gas

Michigan	GAS: Consumers Energy Company Michigan Consolidated Gas Company

Illinois	GAS: Northern Illinois Gas Company (NICOR)

Ohio	GAS: Columbia Gas of Ohio Dominion East Ohio Vectren Energy

Pennsylvania	GAS: Columbia Gas of Pennsylvania

Ontario	GAS: Enbridge

British Columbia	GAS: Terasen Gas

Maryland	POWER: Baltimore Gas and Electric Company GAS: Baltimore Gas and Electric Company Columbia Gas of Maryland